Exhibit 32.1

  Joint Certification of Principal Executive Officer and Principal Financial
               Officer Required by Exchange Act Rule 13a-14(b)

In connection with the Quarterly Report of Xethanol Corporation (the "Company") on Form 10-QSB for the quarters ended March 31, 2005 and 2004 as filed with the Securities and Exchange Commission (the "Report"), we, Christopher d'Arnaud-Taylor, President and Chief Executive Officer, and Lawrence Bellone, Principal Financial Officer and Principal Accounting Officer, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



May 20, 2005

/s/ Christopher d'Arnaud-Tayler
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Christopher d'Arnaud-Taylor
President and Chief Executive Officer


/s/ Lawrence Bellone
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Lawrence Bellone
Principal Financial Officer